UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
311 Broadway, Point Pleasant Beach, NJ 08742 (844) 413-2600

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 5.02NOTICE OF EX PARTE MEETING WITH THE FEDERAL COMMUNICATIONS COMMISSION

On September 5, 2017, Mark Stogdill, President & CEO of Hammer Fiber Optics Holdings Corp. (the Company) met with several staff members of the Wireless Telecommunications Bureau, and separately with Ms. Rachael Bender, Legal Advisor, Wireless and International, Office of Chairman Ajit V. Pai of the Federal Communications Commission (FCC).

The meeting was requested through an Ex Parte Notice filing with the FCC to discuss matters of material importance to the Company which included expanding flexible use in the mid-band spectrum between 3.7GHz & 24GHz, the use of spectrum bands above 24GHz for mobile radio services and the application of Verizon Communications Inc. and Straight Path Communications Inc. for transfer of control of licenses.

A copy of the Ex Parte Notice(s) are attached as Exhibit 99.1 to this Current Report on Form 8-K. The Ex Parte Notice(s) were submitted to the FCC Electronic Comment Filing System (ECFS) and will be reviewed and posted by the FCC.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
20.1	FCC Meeting Rachael Bender
20.2	FCC Meeting WTB

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: September 12, 2017

/s/ Mark Stogdill

By: Mark Stogdill

Its: Chief Executive Officer